Operating leases (Tables)	12 Months Ended
Dec. 31, 2017
Leases 1 [Abstract]
Summary of future minimum lease payments, before deducting related rental income
The future minimum lease payments at 31 December 2017, before deducting related rental income from operating sub-leases of $188 million (2016 $186 million), are shown in the table below. This does not include future contingent rentals. Where the lease rentals are dependent on a variable factor, the future minimum lease payments are based on the factor as at inception of the lease.

		$ million
Future minimum lease payments	2017	2016
Payable within
1 year	2,969	3,315
2 to 5 years	6,387	6,651
Thereafter	4,614	4,289
	13,970	14,255